Supplement to the

Fidelity® Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund,
Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund,
Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor Global Capital Appreciation Fund,
Fidelity Advisor High Income Fund, Fidelity Advisor High Income Advantage Fund,
Fidelity Advisor International Capital Appreciation Fund, Fidelity Advisor Japan Fund,
Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund, Fidelity Advisor Tax Managed Stock Fund,
Fidelity Advisor Value Fund, and Fidelity Advisor Value Leaders Fund

Funds of Fidelity Advisor Series I, Fidelity Advisor Series VIII, and Fidelity Beacon Street Trust

Class A, Class T, Class B, Class C, and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2007

Effective July 1, 2008, Advisor Value has adopted a new management contract which adds a performance adjustment component to the management fee. Please refer to the fund's prospectus for more information.

Darren Maupin no longer manages Advisor International Capital Appreciation and no longer co-manages Advisor Global Capital Appreciation. All references to Darren Maupin are removed from the "Management Contracts" section.

The following information supplements similar information found in the "Management Contracts" section beginning on page 51.

Sub-Advisers - FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

The following information replaces similar information found in the "Management Contracts" section beginning on page 51.

Sub-Advisers - FMR U.K., FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. On behalf of Advisor Diversified International, Advisor Emerging Asia, Advisor Emerging Markets, Advisor Europe Capital Appreciation, Advisor Global Capital Appreciation, Advisor International Capital Appreciation, Advisor Japan, Advisor Latin America, and Advisor Overseas, FMR has entered into sub-advisory agreements with FIIA. On behalf of Advisor Diversified International, Advisor Emerging Asia, Advisor Emerging Markets, Advisor Europe Capital Appreciation, Advisor Global Capital Appreciation, Advisor International Capital Appreciation, Advisor Japan, Advisor Latin America, and Advisor Overseas, FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. On behalf of Advisor Diversified International, Advisor Emerging Asia, Advisor Emerging Markets, Advisor Global Capital Appreciation, Advisor International Capital Appreciation, Advisor Japan, and Advisor Overseas, FIIA, in turn, has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR and FIIA, and not the funds, pay the sub-advisers.

The following information replaces similar information for Darren Maupin found in the "Management Contracts" section beginning on page 61.

Sammy Simnegar is the portfolio manager of Advisor International Capital Appreciation and receives compensation for his services. Sammy Simnegar is a co-portfolio manager of Advisor Global Capital Appreciation and receives compensation for his services. As of January 31, 2008, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR international equity funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of each fund is based on the fund's pre-tax investment performance measured against the benchmark index identified below for the fund and the fund's pr-tax investment performance (based on the performance of the fund's Institutional Class) within the peer groups identified below for the fund. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

ACOM10B-08-05 October 30, 2008
1.734041.140

Fund	Benchmark Index	Peer Group
Advisor International Capital Appreciation	MSCI All Country World ex USA Index (net MA tax)	Morningstar Foreign Large Cap Blend, Foreign Large Cap Value, Foreign Large Cap Growth Categories
Advisor Global Capital Appreciation	MSCI All Country World Index (net MA tax)	Morningstar World Stock Category

The portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, the portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

The following table provides information relating to other accounts managed by Mr. Simnegar as of January 31, 2008:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	3	none	none
Assets Managed (in millions)	$ 855	none	$ 5
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 794	none	none

* Includes Advisor International Capital Appreciation ($308 (in millions) assets managed with performance-based advisory fees) and Advisor Global Capital Appreciation ($39 (in millions) assets managed with performance-based advisory fees).

As of January 31, 2008, the dollar range of shares of Advisor International Capital Appreciation beneficially owned by Mr. Simnegar was none and the dollar range of shares of Advisor Global Capital Appreciation beneficially owned by Mr. Simnegar was none.

Supplement to the

Fidelity® Advisor Emerging Markets Income Fund

A Fund of Fidelity Advisor Series VIII

Fidelity Advisor New Insights Fund

A Fund of Fidelity Contrafund®

Fidelity Advisor Mid Cap II Fund

A Fund of Fidelity Advisor Series I

Class A, Class T, Class B, Class C, and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

February 29, 2008
as revised April 10, 2008

The following information supplements similar information found in the "Management Contracts" section beginning on page 43.

Sub-Advisers - FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-advisers.

Sub-Advisers - FMR U.K., FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. On behalf of Advisor Emerging Markets Income, FMR has entered into a sub-advisory agreement with FIIA. On behalf of Advisor Emerging Markets Income, FIIA, in turn, has entered into sub-advisory agreements with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR and FIIA, and not the funds, pay the sub-advisers.

ACOM12B-08-04 October 30, 2008
1.863512.102